UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 5, 2007
                               __________________

                        WATERMARK INVESTORS REALTY TRUST
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             (Exact name of Registrant as Specified in its Charter)

                Texas                      0-6103             75-1372785
 ----------------------------------  ------------------  ----------------------
   (State or other Jurisdiction of    (Commission File       (IRS Employer
   Incorporation or Organization)          Number)        Identification No.)


              100 N. Tryon Street, Suite 5500
                 Charlotte, North Carolina                    28202
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         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (704) 343-9334


     ______________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On January 5, 2007, Watermark Texas 1, Inc., or Watermark Texas, a Maryland corporation and a wholly-owned subsidiary of Watermark Investors Realty Trust, a Texas real estate investment trust ("Watermark" or the "Trust"), entered into an Agreement of Sale (the "Sale Agreement") with Bayside Fish Market, Inc., a Texas corporation ("Bayside"). The Sale Agreement provides that upon the terms and subject to the conditions set forth therein, Bayside will purchase approximately 3.090 acres of unimproved real property located on Parker Road in Houston, Harris County, Texas known as the "Parker Road Property," which constitutes Watermark's sole remaining significant asset. Following the completion of the purchase and sale of the Parker Road Property, Watermark intends, subject to shareholder approval, to liquidate and wind up the business and affairs of Watermark Texas and the Trust, and to dissolve Watermark Texas and to terminate the Trust.

Sale Agreement

          Pursuant to the Sale Agreement, Bayside has agreed to purchase the Parker Road Property for a purchase price of $339,500.00. Upon the completion of the sale, all right, title and interest in and to the Parker Road Property will pass to Bayside, and neither Watermark, nor Watermark Texas, will have any further rights in or to the Parker Road Property, or any of public rights-of-way adjoining the Parker Road Property. Contemporaneously with the execution of the Sale Agreement, Bayside has paid $1,000 to Watermark as an option fee in consideration of Bayside's rights under the Sale Agreement which will be credited towards the purchase price upon completion of the sale of the Parker Road Property.

          In accordance with the terms of the Sale Agreement, Bayside has agreed to deposit $4,000 into a non-interest bearing escrow account with Partners Title Company, Houston, Texas ("Partners Title"). If Bayside fails or refuses to comply fully with the terms of the Sale Agreement for any reason, Watermark Texas may, at its option, either rescind the Sale Agreement and retain the $4,000 deposit as liquidated damages, or pursue any other legal or equitable remedy, including, without limitation, a suit for specific performance. If Watermark Texas fails or refuses to comply fully with the terms of the Sale Agreement for any reason, Bayside may, at its option, either rescind the Sale Agreement and the $4,000 deposit will be refunded to Bayside, or pursue any other legal or equitable remedy, including, without limitation, a suit for specific performance. In the absence of default, the deposit will be applied towards the total purchase price at closing.

          Bayside is purchasing the Parker Road Property "As Is" and "Where is" as of the time of the closing of the sale. The parties have expressly agreed pursuant to the terms of the Sale Agreement that Watermark is making no representations or warranties, either expressed or implied, by operation of law or otherwise, with respect to the quality, physical conditions, value, habitability, suitability, merchantability or fitness for a particular purpose of the Parker Road Property. Watermark Texas is also not making any representations or warranties with respect to the presence or absence of conditions on the Parker Road Property that could rise to a claim for personal injury, property or natural resource damages. Watermark Texas is not making any representations or warranties as to the presence of hazardous or toxic substances, materials or waste, or substances, contaminates or pollutants on, under or about the Parker Road Property and is not making any representations or warranties as to the income or expenses from or of the Parker Road Property.

          Bayside has represented to Watermark Texas that upon its purchase of the Parker Road Property, Bayside intends to develop the Parker Road Property as a retail center. If Bayside determines that the Parker Road Property is unusable for this intended use, Bayside may rescind the Sale Agreement upon written notice to Watermark Texas and Partners Title within sixty days after the execution date of Sale Agreement, or by March 6, 2007. Upon Bayside's notice that the Parker Road Property is not fit for Bayside's intended use, the $4,000 deposit will be refunded to Bayside and its obligation to purchase the Parker Road Property will terminate. In addition, in the event Watermark's shareholders do not approve the sale of the Parker Road Property within 120 days after the date of the Sale Agreement, the Sale Agreement will terminate and the $4,000 deposit, and $1,000 option fee, will be returned to Bayside.

          The Sale Agreement states that the closing of the sale of the Parker Road Property will take place at the offices of Partners Title, located at 712 Main Street, Suite 2000E, Houston, Texas 77002, no later than April 5, 2007. In any event, the closing of the sale of the Parker Road Property cannot occur without obtaining the approval of the Watermark shareholders. Partners Title will serve as the title agent for this transaction and at closing will


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handle such matters as the disbursement of funds and the recording of the deed to the Parker Road Property. At closing, Watermark Texas will deliver possession to the Parker Road Property to Bayside. Bayside will pay the costs and expenses of all state, county and local documentary or revenue stamps, transfer, sales and other "transfer taxes," including any sales taxes on brokerage commissions, and all closing fees, if applicable, relating to the sale of the Parker Road Property. Any user, standby, impact, connection, or other tax, obligation or fee related to the Parker Road Property or its development shall be at the sole cost and responsibility of Bayside.

          At closing, Watermark Texas will pay a brokerage commission equal to six percent of the purchase price, or $20,370, to Means Knaus Partners, LP. Bayside has agreed to indemnify Watermark Texas from and against all claims for any commissions, fees or other form of compensation by any third party claiming that they are owed any compensation in connection with the sale of the Parker Road Property.

General

          The foregoing summary of the Sale Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Sale Agreement filed as an exhibit to this report, which is incorporated herein by this reference. In the event of any conflict between the foregoing summary and the full text of the Sale Agreement, the text of the Sale Agreement shall control.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.                        Description
-----------    -----------------------------------------------------------------

    2.1 Agreement of Sale dated as of January 5, 2007 by and between Watermark Texas 1, Inc. and Bayside Fish Market, Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WATERMARK INVESTORS REALTY TRUST


                              By:       /s/ David S. Givner
                                        ------------------------------------
                                        David S. Givner
Date:  January 9, 2007                  Trustee, President and Treasurer


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